SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2006
W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico	00680
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (787) 834-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01 Other Events.
In a press release dated April 6, 2006, filed herewith as Exhibit 99.1 and incorporated by reference herein, W Holding Company, Inc. (the “Company”) announced that it had received notice from The Nasdaq Stock Market indicating that the Company’s Series B, C, D, E, F, G and H preferred securities are subject to potential delisting from The Nasdaq Stock Market for the Company’s inability to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in a timely fashion, as required under Marketplace Rule 4310(c)(14).
(c)	Exhibits.

Exhibit No.	Description

99.1	Press release of the company, dated April 6, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC. (Registrant)
/s/ Ricardo Hernandez
Ricardo Hernandez
Chief Financial Officer

Date: April 7, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the company, dated April 6, 2006